EXHIBIT 23.1





                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated relating to the consolidated financial statements of ENVIRONMENTAL REMEDIATION HOLDING CORPORATION (ERHC) appearing in such company's Annual Report on Form 10-K for the fiscal year ended September 31, 1997.



                                              /s/ DURLAND & COMPANY, CPA's, P.A.






November 19, 1998
Palm Beach, Florida







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